Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents
Cash and Cash Equivalents

(15)   Cash and Cash Equivalents

Details of this caption of the consolidated balance sheet at 31 December 2021 and 2020 are as follows:

	Thousands of Euros
	31/12/2021	31/12/2020
Current deposits	—	134,875
Cash in hand and at banks	655,493	444,772
Total cash and cash equivalents recognized in the balance sheet	655,493	579,647
Restricted cash	2,020,118	—
Total cash and cash equivalents recognized in the statement of cash flows	2,675,611	579,647

As mentioned in note 21, the Group issued a bond in two tranches for amounts of Euros 1,400 million and US Dollars 705 million. These funds are held in an escrow account and will be released once the transaction with Tiancheng (Germany) Pharmaceutical Holdings AG becomes effective.